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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported) May 13, 2003

NeoPharm, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

33-90516	51-0327886
(Commission File Number)	(IRS Employer Identification No.)

150 Field Drive, Suite 195, Lake Forest, IL 60045
(Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code (847) 295-8678

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financials and Exhibits

(c)
Exhibits

Exhibit Number	Description
99.1	Press Release dated May 13, 2003 announcing the Registrant's financial results for the first quarter ended March 31, 2003

Item 9. Regulation FD Disclosure

        The following information is being furnished pursuant to Item 12 "Disclosure of Results of Operations and Financial Conditions":

        On May 13, 2003, NeoPharm, Inc. issued a press release announcing its financial results for the first quarter ended March 31, 2003. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K.

SIGNATURE PAGE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEOPHARM INC.
Date: May 14, 2003	By:	/s/ LAWRENCE A. KENYON Lawrence A. Kenyon, Chief Financial Officer (Principal Accounting Officer and Principal Financial Officer)

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  Item 7. Financial Statements, Pro Forma Financials and Exhibits
  Item 9. Regulation FD Disclosure
SIGNATURE PAGE